EXHIBIT 10.7

AMENDMENT NO. 3 TO LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

THIS AMENDMENT NO. 3 TO LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT, dated as of May 10, 2016 (this “Amendment”), is by and among Illinois Power Marketing Company, an Illinois corporation, as the applicant (the “Applicant”) and MUFG Union Bank, N.A. (together with its successor and assigns, the “Bank”).
RECITALS:
WHEREAS, the Applicant and the Bank are parties to that certain Letter of Credit and Reimbursement Agreement, dated as of January 29, 2014, as amended by Waiver and Amendment No.1 to Letter of Credit and Reimbursement Agreement dated as of May 16, 2014, as amended by Amendment No. 2 to Letter of Credit and Reimbursement Agreement dated as of June 3, 2015 (the “Facility Agreement”);
WHEREAS, the Applicant has requested a certain amendment to the terms of the Facility Agreement to extend the Termination Date of the Facility Agreement; and
WHEREAS, the parties hereto have agreed to amend the Facility Agreement on the terms and subject to the conditions set forth herein.
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1.    Definitions. Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in the Facility Agreement shall have such meanings when used in this Amendment.
SECTION 2.     Amendments to the Facility Agreement. The Facility Agreement shall be amended as follows:
(a)    The definition of “Termination Date” in Section 1 of the Facility Agreement is hereby amended and restated in its entirety as follows:
“Termination Date” means May 31, 2018.

SECTION 3.     Effectiveness of this Amendment. This Amendment shall be effective upon: (a) execution of this Amendment by the parties hereto; and (b) the payment by applicant of the amendment fee set forth in the fee letter agreement, dated as of the date hereof, between the Applicant and the Bank.
SECTION 4.     Representations and Warranties. The Applicant represents and warrants to the Bank that:
(a)    this Amendment has been duly and validly executed and delivered by the Applicant and constitutes the legal, valid and binding obligation of the Applicant, enforceable in accordance with the terms hereof except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, or other similar laws affecting creditors’ rights generally, and by general principles of equity regardless of whether such enforceability is considered in a proceeding in equity or at law; and
(b)        the representations and warranties of the Applicant forth in the Facility Agreement (as amended hereby) are true and correct in all material respects on the date hereof except to the extent that such representations and warranties expressly relate to an earlier date, in which event such representations and warranties were true and correct in all material respects as of such earlier date.
SECTION 5.    Ratification; No Novation.
(a)        The amendments and waivers set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to, or acknowledgment of, any amendment, waiver or modification of any other term or condition of the Facility Agreement or of any other instrument or agreement referred to therein or (ii) prejudice any right or remedy which the Bank or any other party may now have or may have in the future under or in connection with the Facility Agreement as amended hereby or any other instrument or agreement referred to therein. This Amendment shall be construed in connection with and as part of the Facility Agreement, and all terms, conditions, representations,

EXHIBIT 10.7

warranties, covenants and agreements set forth in the Facility Agreement and each other instrument or agreement referred to therein, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.
(b)        Neither this Amendment nor the replacement of the terms of the Facility Agreement by the terms of this Amendment shall extinguish the obligations for the payment of money outstanding under the Facility Agreement or discharge or release any lien granted by the Cash Collateral Agreement. Nothing expressed or implied in this Amendment or any other document contemplated hereby or thereby shall be construed as a release or other discharge of the Applicant under any Financing Document from any of its obligations and liabilities thereunder. Each Financing Document shall remain in full force and effect, except as modified hereby or in connection herewith. This Amendment is a Financing Document executed pursuant to the Facility Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof. Each reference in the Facility Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Facility Agreement as amended by this Amendment, and each reference herein or in any other Financing Document to the “Facility Agreement” shall mean and be a reference to the Facility Agreement as amended and modified by this Amendment.
SECTION 6.    Counterparts.    This Amendment may be executed in any number of counterparts and by the parties hereto as separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment. In furtherance of the foregoing, it is understood and agreed that signatures hereto submitted by facsimile or other electronic transmision shall be deemed to be, and shall constitute, original signatures.
SECTION 7.    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
SECTION 8.    Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.
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EXHIBIT 10.7

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

APPLICANT:	ILLINOIS POWER MARKETING COMPANY By: /s/ Siddharth Manjeshwar Name: Siddharth Manjeshwar Title: Vice President and Treasurer

[Amendment No. 3 to Letter of Credit and Reimbursement Agreement]

EXHIBIT 10.7

BANK:	MUFG UNION BANK, N.A. By: /s/ Chi-Cheng Chen Name: Chi-Cheng Chen Title: Director

[Amendment No. 3 to Letter of Credit and Reimbursement Agreement]